UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2022
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01—ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

As disclosed in Item 5.07 below, on May 19, 2022 ("2022 LTIP Effective Date"), at the 2022 annual meeting of stockholders ("Annual Meeting") of Crown Castle International Corp. ("Company"), the Company’s stockholders approved the Company’s 2022 Long-Term Incentive Plan ("2022 LTIP"). A description of the material terms of the 2022 LTIP, as well as a copy of the 2022 LTIP, were included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2022 ("Proxy Statement"). The foregoing is qualified in its entirety by reference to the 2022 LTIP previously filed by the Company as Appendix A to the Proxy Statement, which is incorporated herein by reference.

A form of the Restricted Stock Unit Agreement to be used in connection with certain awards under the 2022 LTIP, effective May 19, 2022, is filed herewith as Exhibit 10.2.

In addition, as previously disclosed, upon the approval of the 2022 LTIP by the stockholders at the Annual Meeting, the Company amended its 2013 Long-Term Incentive Plan, as amended ("2013 LTIP"), effective May 19, 2022, to provide that no further awards will be granted under the 2013 LTIP on or after the 2022 LTIP Effective Date ("2013 LTIP Amendment"). The foregoing is qualified in its entirety by reference to the 2013 LTIP Amendment, which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) The information in Item 1.01 above is incorporated herein by reference.

ITEM 5.03—AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As disclosed in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved an amendment to Article IV of the Company’s Restated Certificate of Incorporation ("Charter") to increase the number of authorized shares of the Company's common stock, par value $0.01 ("Common Stock"), from 600,000,000 to 1,200,000,000. The Charter amendment became effective upon the filing of the Certificate of Amendment of the Charter with the Secretary of State of the State of Delaware on May 20, 2022. The foregoing is qualified in its entirety by reference to the Certificate of Amendment of the Charter, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting held on May 19, 2022, the Company’s stockholders (1) elected each of the ten nominees for director, to serve until the Company’s next Annual Meeting and until their respective successors are duly elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2022, (3) approved the 2022 LTIP, (4) approved an amendment to the Charter to increase the number of authorized shares of Common Stock and (5) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement for the Annual Meeting. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
P. Robert Bartolo	368,268,236	3,654,313	211,797	19,773,970
Jay A. Brown	370,097,578	1,864,586	172,182	19,773,970
Cindy Christy	358,852,411	13,088,480	193,455	19,773,970
Ari Q. Fitzgerald	357,140,907	14,780,679	212,760	19,773,970
Andrea J. Goldsmith	366,355,659	5,592,335	186,352	19,773,970
Tammy K. Jones	345,889,368	26,052,375	192,603	19,773,970
Anthony J. Melone	361,260,857	10,082,420	791,069	19,773,970
W. Benjamin Moreland	369,336,282	2,623,667	174,397	19,773,970
Kevin A. Stephens	370,980,930	947,834	205,582	19,773,970
Matthew Thornton, III	370,905,576	1,020,008	208,762	19,773,970

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
388,237,045	2,946,152	725,119	0

3) A proposal to approve the 2022 LTIP:

Votes For	Votes Against	Abstentions	Broker Non-Votes
360,695,707	11,210,362	228,277	19,773,970

4) An amendment to the Charter to increase the number of authorized shares of Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
376,970,373	14,700,812	237,131	0

5) The non-binding, advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
358,130,677	13,365,409	638,260	19,773,970

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
Exhibit Index

Exhibit No.	Description
3.1*	Certificate of Amendment of Restated Certificate of Incorporation of Crown Castle International Corp., effective May 20, 2022
10.1	Crown Castle International Corp. 2022 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed on April 4, 2022)
10.2*	Form of Restricted Stock Unit Agreement (effective May 19, 2022)
10.3*	Amendment to Crown Castle International Corp. 2013 Long-Term Incentive Plan, as amended
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Executive Vice President and General Counsel
Date: May 20, 2022